Exhibit 23(B)




                          INDEPENDENT AUDITORS' CONSENT


     We consent to incorporation by reference in this registration statement on Form S-3 of Duke Energy Corporation of our report dated January 16, 1997 appearing in the annual report on Form 10-K of PanEnergy Corp for the year ended December 31, 1996 and to the reference to our firm under the heading "Experts" in the prospectus.




                                                       KPMG Peat Marwick LLP
                                                       ---------------------
                                                       KPMG Peat Marwick LLP



Houston, Texas
June 27, 1997